SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported): December 4, 2000


                              ENERGY VENTURES INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      0-30285           ___________________
         --------                      -------
(State or Other Jurisdiction of     (Commission            (I.R.S. Employer
Incorporation or Organization)       File Number)           ID Number)




43 Fairmeadow Avenue, Toronto, Ontario, Canada              M2P  1W8
(Address of Principal Executive Offices)                   (Zip Code)


(416) 733-2736
Registrant's telephone number, including area code:




(Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.

         Pursuant to Rule 135c, attached as an exhibit hereto is a copy of a press release issued by the Registrant regarding an offering pursuant to Regulation S.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

1.       Press Release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 12, 2000

                                                ENERGY VENTURES, INC.




                                              By:/s/ Peter F. Searle
                                                 -------------------
                                                 Peter F. Searle,
                                                 Vice President and Director

                                     Exhibit

ENERGY VENTURES INC.                       PRESS RELEASE
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE          Contact: Wayne Hartford Tel. (416) 733-2736
Monday, December 4th 2000                    hartford@energyvi.com
                                        or Terry B. Kimmel Tel. (613) 990-9373
                                             Terry.Kimmel@nrc.ca
--------------------------------------------------------------------------------

ENERGY VENTURES INC. FILES PRELIMINARY PROSPECTUS IN CONNECTION WITH PROPOSED OFFERING OF COMMON SHARES

OTTAWA, December 4, 2000. Energy Ventures Inc. ("EVI" or "Company") [OTCBB:NASDAQ, "EGYV"] announced today that it has filed a preliminary prospectus in each of the Provinces of Ontario, Alberta, British Columbia, Manitoba, Saskatchewan and New Brunswick in connection with an initial public offering in Canada of common shares. The securities offered have not and will not be registered under the Securities Act of 1933, as amended, for sale in the United States. The shares may only be offered for sale to residents of the above Canadian provinces.

The net proceeds of the offering will principally be used to repay outstanding debentures, fund research and development and to acquire laboratory equipment.

Statements in this release, other than statements of historical fact, may be regarded, in certain instances, as "forward looking statements" pursuant to
Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934, respectively. "Forward looking statements" are based on expectations, estimates and projections at the time the statements are made that involve risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. There can be no assurance that such statements will ever prove to be accurate and readers should not place undue reliance on any such "forward looking statements" contained herein.

For further information please contact either Wayne Hartford at (416) 733-2736, Terry Kimmel at (613) 990-9373 or Peter Searle at (416) 284-4579. The Company's website is at http://www.energyvi.com/.